Exhibit 99.3

FINANCIAL STATEMENTS

SurgLine, Inc.

TABLE OF CONTENTS

Page

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

F-2

  FINANCIAL STATEMENTS:

Balance Sheet at June 30, 2011

F-3

Statement of Operations for the period from inception

 (March 15, 2011) to June 30, 2011

F-4

Statement of Stockholders’ Equity for the period from inception

  (March 15, 2011) to June 30, 2011

F-5

Statement of Cash Flows for the period from inception

 (March 15, 2011) to June 30, 2010

F-6

  NOTES TO FINANCIAL STATEMENTS

F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

SurgLine, Inc.

(A Development Stage Company)

Newport Beach, California

We have audited the accompanying balance sheet of SurgLine, Inc. (A Development Stage Company) as of June 30, 2011, and the related statements of operations, stockholders' equity, and cash flows for the period from inception (March 15, 2011) to June 30, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SurgLine, Inc. as of June 30, 2011, and the results of its operations and its cash flows for the period from inception (March 15, 2011) to June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered losses from operations since inception and has inadequate working capital to maintain or develop its operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ GBH CPAs, PC

GBH CPAs, PC

www.gbhcpas.com

Houston, Texas

August 12, 2011, except for Note 10, as to which the date is September 6, 2011

SurgLine, Inc.
(A Development Stage Company)
Balance Sheet

June 30,
2011
ASSETS:

CURRENT ASSETS
Cash	$11,842
Deposit	20,000
Prepaid assets	2,500
Total current assets	34,342

PROPERTY AND EQUIPMENT	704

TOTAL ASSETS	$35,046

LIABILITIES AND STOCKHOLDERS' DEFICIT:

CURRENT LIABILITIES:
Accounts payable	$4,955
Accrued liabilities	11,727
Advances from affiliates	500
Total liabilities	17,182

COMMITMENTS AND CONTINGENCIES	-

STOCKHOLDERS' EQUITY:
Common stock, 75,000,000 authorized, par value $0.0001 and 21,315,000
issued and outstanding as of June 30, 2011	2,132
Deficit accumulated during the development stage	(245,136)
Additional paid-in capital	260,868
Total stockholders' equity	17,864

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$35,046

The accompanying notes are an integral part of these financial statements.

SurgLine, Inc.
(A Development Stage Company)
Statement of Operations
For the Period
From March 15, 2011
(Inception) Through
June 30, 2011

REVENUES:
Revenues	$-

OPERATING EXPENSES:
General and administrative expenses	220,136
General and administrative expenses - related party	25,000

OPERATING LOSS	245,136

NET LOSS	$(245,136)

NET LOSS PER SHARE:

Basic and diluted loss per share:	$(0.01)

Weighted average of number of shares outstanding - basic and diluted	20,108,486

The accompanying notes are an integral part of these financial statements.

SurgLine, Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
For the period from March 15, 2011 (Inception) Through June 30, 2011
				Deficit Accumulated
				During the
	Common Stock		Additional Paid-	Development
	Shares	Amount	In Capital	Stage	Total

BALANCE AT MARCH 15, 2011	20,000,000	$2,000	$(2,000)	$-	$-

Common stock issued for services	250,000	25	49,975	-	50,000
Common stock issued for cash	1,065,000	107	212,893	-	213,000

Net loss	-	-	-	(245,136)	(245,136)
BALANCE AT JUNE 30, 2011	21,315,000	$2,132	$260,868	$(245,136)	$17,864

The accompanying notes are an integral part of these financial statements.

SurgLine, Inc.
( A Development Stage Company)
Statement of Cash Flows
For the Period
From March 15, 2011
(Inception) Through
June 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(245,136)
Adjustments to reconcile net loss to net cash
used in operating activities:
Common stock issued for services	50,000
Changes in assets and liabilities:
Other current assets	(22,500)
Accrued liabilities	10,000
Accounts payable	6,682
Net cash used in operating activities	(200,954)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(704)
Net cash used in investing activities	(704)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	-
Proceeds from the sale of common stock	213,000
Advances from affiliates	8,000
Repayment to affiliates	(7,500)
Net cash provided by financing activities	213,500

INCREASE IN CASH	11,842
CASH, BEGINNING OF PERIOD	-
CASH, END OF PERIOD	$11,842

The accompanying notes are an integral part of these financial statements.

SurgLine, Inc.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED JUNE 30 2011

NOTE 1 – BACKGROUND

SurgLine, Inc. (the “Company”) was incorporated in the state of Nevada on March 15, 2011.  The Company is a development stage company that will focus on providing their customers with high quality surgical products at the lowest possible cost by eliminating the “historical brand premium” typically associated with these types of products.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which contemplate continuation of the Company as a going concern.  However, the Company has incurred losses from operations and has had no revenues from operations since inception.  From inception on March 15, 2011 through the period ended June 30, 2011, the Company has accumulated net losses of $245,136.  Further, the Company has inadequate working capital to maintain or develop its operations, and is dependent upon funds from private investors and the support of certain stockholders.

These factors raise substantial doubt about the ability of the Company to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.  In this regard, Management is planning to raise any necessary additional funds through loans and additional sales of its common stock. There is no assurance that the Company will be successful in raising additional capital or in further developing its operations.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States of America.  Significant accounting policies are as follows:

Basis of Presentation

The Company has produced no revenue from its principal business and is a development stage company as defined by the Accounting Standard Codification ASC No. 915 “Accounting and Reporting by Development State Enterprises.”

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net sales and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

These estimates and assumptions also affect the reported amounts of revenues, costs and expenses during the reporting period.  Management evaluates these estimates and assumptions on a regular basis.  Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenue from product sales in accordance with Topic 360 “Revenue Recognition in Financial Statements,” which is when all of the following criteria are met: (1) persuasive evidence of an arrangement exists, (2) delivery of products and services has occurred, (3) the fee is fixed or determinable and (4) collectability is reasonably assured.

In certain cases, the Company enters into agreements with customers that involve the delivery of more than one product or service.  Revenue for such arrangements is allocated to the separate units of accounting using the relative fair value method in accordance with ASC Topic 605. The delivered item(s) is considered a separate unit of accounting if all of the following criteria are met: (1) the delivered item(s) has value to the customer on a standalone basis, (2) there is objective and reliable evidence of the fair value of the undelivered item(s) and (3) if the arrangement includes a general right of return, delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the vendor. If all the conditions above are met and there is objective and reliable evidence of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on their relative fair values.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  At June 30, 2011, cash and cash equivalents include cash on hand and cash in the bank.

Property and Equipment

Property and equipment is recorded at cost and depreciated over the estimated useful lives of the assets using principally the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds realized.  Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized.

The range of estimated useful lives used to calculated depreciation for principal items of property and equipment are as follow:

Asset Category	Depreciation/ Amortization Period
Furniture and Fixture	3 Years
Office equipment	3 Years

At June 30, 2011, property and equipment consisted of office equipment purchased during the period.

Impairment of Long-Lived Assets

Long-Lived Assets, such as property, plant, and equipment and purchased intangibles, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Any goodwill or other intangible assets are tested at least annually for impairment.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.  There were no events or changes in circumstances that necessitated an impairment of long lived assets as of June 30, 2011.

Income Taxes

Deferred income taxes are provided to reflect the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 contains a two-step approach to recognizing and measuring uncertain tax positions.  The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement.  The Company considers many factors when evaluating and estimating the Company's tax positions and tax benefits, which may require periodic adjustments. At June 30, 2011, the Company did not record any liabilities for uncertain tax positions.

Concentration of Credit Risk

The Company maintains its operating cash balances in banks located in Las Vegas, Nevada.  The Federal Depository Insurance Corporation (“FDIC”) insures accounts at each institution up to $250,000.  At June 30, 2011, the Company’s cash accounts were below the insured limit.

Earnings Per Share

Basic earnings per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the reporting period. Diluted earnings per share reflects the potential dilution that could occur if stock options, warrants, and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.  The Company does not have any options, warrants or other common stock equivalents outstanding as of June 30, 2011.

Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash, accounts payable, accrued liabilities, and advances from affiliates.  The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities of these instruments.  The estimated fair value is not necessarily indicative of the amounts the Company would realize in a current market exchange or from future earnings or cash flows.

ASC Topic 820, “Fair Value Measurements” (“ASC Topic 820”) defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  The standard provides a consistent definition of fair value that focuses on an exit price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The standard also prioritizes, within the measurement of fair value, the use of market-based information over entity specific information and establishes a three-level hierarchy for fair value measurements based on the nature of inputs used in the valuation of an asset or liability as of the measurement date.

The three-level hierarchy for fair value measurements is defined as follows:

•	Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;

• ·

Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, or inputs that are observable for the assets or liabilities other than quoted prices, either directly or indirectly, including inputs in markets that are not considered to be active;

• ·	Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement.

At June 30, 2011, the Company did not have any financial instruments that were required to be reported at fair value in the accompanying financial statements.

Recent Accounting Pronouncements

No accounting standards or interpretations issued recently are expected to a have a material impact on the Company’s financial position, operations or cash flows.

NOTE 4 – SHARE CAPITAL

The Company has authorized 75,000,000 shares of common stock, par value $0.0001 per share, of which 21,315,000 are issued and outstanding.

On March 15, 2011, the Company issued 20,000,000 common shares to its founders at no cost.

During May and June of 2011, the Company issued 1,065,000 common shares in a series of private placements for cash proceeds of $213,000, or $0.20 per share.

In June 2011, the Company issued 250,000 common shares for services.  These shares were valued at $50,000, or $0.20 per share, based upon the most recent price received in the private placements discussed above.

The Company has not issued any options or warrants since inception.

NOTE 5 - INCOME TAXES

No provision for federal income taxes has been recognized for the period ended June 30, 2011, as the Company incurred a net operating loss for income tax purposes and has no carryback potential.

The difference between income tax benefit computed by applying the federal statutory corporate tax rate and actual income tax benefit is as follows:

June 30,
2011

Statutory federal income tax rate	34.0%
State income taxes and other	5.4%
Increase in valuation allowance	(39.4)%
Effective tax rate	-

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

June 30,
2011

Net operating loss carryforward	$66,346
Valuation allowance	(66,346)

Deferred income tax asset	$-

The Company has a net operating loss carryforward of approximately $195,000 available to offset future taxable income through 2031.  In addition to any Section 382 limitations on future utilization in the event of a change of control, uncertainties exist as to the net operating loss carryforward’s future utilization under the criteria set forth under ASC 740 and a full valuation allowance has been applied.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Company leases office space on a month-to-month basis and incurred $3,000 of rent expense during the period ended June 30, 2011.

The Company has entered into various consulting agreements with outside consultants but the agreements are not material to the financial statements.

NOTE 7 - RELATED PARTY TRANSACTIONS

The Company is managed by its Board of Directors.  During the period ended June 30, 2011, the Company received advances from a shareholder of $8,000, and repaid $7,500 of the advances as of June 30, 2011.  As of June 30, 2011 the Company owed the shareholder $500.  The advances do not bear interest and are due upon demand.  There is no principal and interest due on a monthly basis.

During the period ended June 30, 2011, the Company paid $25,000 for consulting services to two companies affiliated with a member of our board of directors and who is also a significant shareholder in the Company.

NOTE 8 - DEPOSIT

At June 30, 2011, the Company had paid a vendor a $20,000 deposit towards the purchase of surgical products necessary to fulfill a sales order.

NOTE 9 - SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were available to be issued, or August 12, 2011.

On July 21, 2011, SurgLine entered into a securities exchange agreement with China Nuvo Solar Energy, Inc. (“CNUV”), a Nevada corporation. Pursuant to the Agreement, CNUV agreed to acquire all of the outstanding capital stock of SurgLine in exchange for a number of shares of the CNUV common stock, par value $0.001 per share equal to seventy percent (70%) of the issued and outstanding common stock of CNUV following the Exchange.  The closing of the Exchange will occur following the satisfaction of the conditions precedent set forth in the Agreement, including the completion of the schedules and exhibits, due diligence and audited financial statements.  SurgLine has not yet closed this transaction.

Private Placement of Common Shares

In July 2011, the Company entered into a subscription agreement and sold to an investor 250,000 common shares for $50,000, or $0.20 per common share.

Constellation Asset Management Agreement

In July 2011, Company entered into a consulting agreement with Constellation Asset Management (“Constellation”) and issued 1,650,000 common shares to Constellation pursuant to the agreement.  The shares were valued at $330,000, or $0.20 per common share.

Constellation also is to receive warrants to purchase 1,000,000 of the Company’s common shares.  The warrant agreements have not been delivered to Constellation as of this date.  The warrants vest immediately, are exercisable for a term of three (3) years with a strike price of $0.50 per share, are subject to anti-dilution adjustments for reorganizations, stock splits, and the like, and, at Constellation’s option, exercisable for cash or in the form of a “cashless exercise.”  The warrants had a fair market value on the grant date of $59,580 based upon the Black-Scholes option pricing model with the following inputs:

Expected dividend yield	0%
Volatility factor	80%
Risk free interest rate	0.75%
Term of warrants (in years)	3.00
Stock price per share on date of grant	$0.20

The volatility factor was based upon the actual volatility of the common stock of publicly traded companies that are comparable to the Company as measured over the expected life of the Warrants.  The stock price was based upon the price received in the Company’s latest private placement of common shares.

Further, pursuant to the agreement, in the event that Company obtains debt or equity financing as a result of Constellation's introduction, the Company agrees to pay Constellation a Finder's Fee equal to ten percent (10%) of the total amount raised on behalf of the Company.

The agreement also includes an anti-dilution provision that requires the Company, in the event it issues any shares of its common stock or any security convertible or exchangeable into shares of its common stock, to issue additional shares to Constellation such that Constellation maintains its effective ownership percentage in the Company as of the date of the agreement. The Company also agreed that, in the event it offers more favorable anti-dilution protection in the future to any investor, the Company will grant those same rights to Constellation.

NOTE 10 – CONSUMMATION OF REVERSE ACQUISITION

On September 1, 2011, the CNUV entered into the First Amendment to the securities purchase agreement (the “Agreement”) with SurgLine and the shareholders of SurgLine.  The transaction closed on September 6, 2011 and CNUV adopted the business plan of SurgLine.

Pursuant to the Agreement, CNUV acquired all of the outstanding capital stock of SurgLine in exchange (the “Share Exchange”) for the original issuance of an aggregate of 857,143 shares (the “Exchange Shares”) of CNUV’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”).  Further in accordance with the Agreement, and following an amendment of CNUV’s Articles of Incorporation, the Exchange Shares will be converted into an amount of shares of CNUV common stock, par value $0.001 per share (the “Common Stock”) equal to 70% of the issued and outstanding Common Stock of CNUV.  Additionally, pursuant to the provisions of the Agreement, CNUV issued 163,609,476 newly issued shares of Common Stock to the SurgLine shareholders, in satisfaction of the anti-dilution provisions in the Agreement.  As a result of the Share Exchange, SurgLine became a wholly-owned subsidiary of CNUV.

Additionally, CNUV agreed to issue 142,857 shares of its Series B Preferred Stock to Abod Partners, LLC. (“Abod”).  Abod acted as a consultant to CNUV in facilitating the Agreement by and among CNUV and SurgLine. The 142,857 shares of Series B Preferred Stock were exchanged for 545,364,919 shares of CNUV Common Stock.

At the effective time of the Exchange, CNUV’s board of directors and officers was reconstituted by the resignation of Henry Fong as President and Chief Executive Officer of CNUV and the appointment of Thomas G. Toland as a member of the CNUV’s Board of Directors, President and Chief Executive Officer and Richard Dutch as Secretary and Chief Operating Officer of the Registrant.

Based upon the fact that, after the Share Exchange: (1) the former shareholders of SurgLine control over 50% of the outstanding equity of CNUV and (2) the officers of SurgLine have become the officers of CNUV, the Share Exchange will be accounted for as a reverse merger, whereby SurgLine will be the continuing entity for financial reporting purposes and deemed, for accounting purposes, to be the acquirer of CNUV. In accordance with the applicable accounting guidance for accounting for a business combination as a reverse merger, SurgLine is deemed to have undergone a recapitalization. Accordingly, although CNUV, as the parent, legally acquired SurgLine, in accordance with the applicable accounting guidance for accounting for a business combination as a reverse merger, SurgLine’s assets and liabilities will be recorded at their historical carrying amounts, and  no goodwill or other intangible assets will be recorded as a result of the acquisition of SurgLine by CNUV.